BANK OF AMERICA, N.A.

To:               RAMP Series 2006-NC1 Trust,
                  acting through U.S. Bank National Association
                  not in its individual capacity but solely in its capacity as Trustee for the benefit of RAMP Series 2006-NC1 Trust

                  EP-MN-WS3D
                  60 Livingston Avenue
                  St. Paul, MN 55107

Attn:             RAMP Series 2006-NC1 Trust
Telephone:        651 495 3880
 Fax:             651 495 8090

Cc:               Josie Knorr
Fax:              952 352 0503

From:             Bank of America, N.A.
                  233 South Wacker Drive - Suite 2800
                  Chicago
                  Illinois 60606
                  U.S.A.
Department:       Swaps Operations
Telephone:        (+1) 312 234 2732
Fax:                       (+1) 866 255 1444

Date:             30th January 2006

Our Reference Number:               4444298
Internal Tracking Numbers: 13202616

Dear Sir/Madam,

The purpose of this letter agreement is to confirm the terms and conditions of the transaction entered into between RAMP Series 2006-NC1 Trust acting through U.S. Bank National
 Association,  not in its individual capacity,  but solely as Trustee for the benefit of RAMP Series 2006-NC1 Trust and Bank of  America,  N.A.,  a national  banking  association  organized  under the laws of the  United  States of
America (each a "party" and together "the parties") on the Trade Date  specified  below (the  "Transaction").  This letter agreement  constitutes a "Confirmation"  as referred to in the ISDA Master Agreement  specified in paragraph
1 below.  In this  Confirmation,  "Party A" means Bank of America,  N.A., and "Party B" means RAMP Series  2006-NC1
Trust acting  through U.S. Bank National  Association,  not in its individual  capacity,  but solely as Trustee for the benefit of RAMP Series 2006-NC1 Trust.

         The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International
Swaps and Derivatives Association, Inc. (the "Definitions"), are incorporated into this Confirmation.  In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

         Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified in that certain Pooling and Servicing Agreement, dated as of January 1, 2006 (the "Pooling and Servicing Agreement"),
among Residential Asset Mortgage Products, Inc., as Depositor, Residential Funding Corporation, as Master
Servicer, and U.S. Bank National Association, as Trustee ("the Trustee").

1.       This Confirmation evidences a complete binding agreement between the parties as to the terms of the
Transaction to which this Confirmation relates.  In addition, the parties agree that for the purposes of this
Transaction, this Confirmation will supplement, form a part of, and be subject to an agreement in the form of the
1992 ISDA Master Agreement (Multicurrency-Cross Border) as if the parties had executed an agreement in such form
(but without any Schedule except for the elections noted below) on the Trade Date of the Transaction (such agreement, the "Form Master Agreement").  In the event of any inconsistency between the provisions of the Form
Master Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

         Each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into this Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

         (a)      NON-RELIANCE.  Each party has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary.  It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction.  Further, such party has not received from the other party any assurance or guarantee as to the expected results of this Transaction. Notwithstanding the foregoing, in the case of Party B, it has entered into this Transaction pursuant to the direction received by it pursuant to the Pooling and Servicing Agreement.

         (b)      EVALUATION AND UNDERSTANDING.  It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this
Transaction.  It is also capable of assuming, and assumes, the financial and other risks of this Transaction and, in the case of Party B, it has been directed by the Pooling and Servicing Agreement to enter into this
Transaction.

         (c)      STATUS OF PARTIES.  The other party is not acting as an agent, fiduciary or advisor for it in respect of this Transaction.

2.       The terms of the particular Transaction to which this Confirmation relates are as follows:

   Notional Amount:                         With respect to any Calculation Period, the lesser of:

(i)      The amount as set forth in Exhibit I, which is attached  hereto and  incorporated  by reference  into this
                                                     Confirmation, and

(ii)     The aggregate  outstanding  principal  balance of the Class A Certificates  and Class M  Certificates,  as
                                                     described in the Pooling and Servicing  Agreement  immediately prior to the last day of such Calculation Period.

   Trade Date:                              24th January 2006

   Effective Date:                          30th January 2006

   Termination Date:                        27th December 2010 subject to adjustment in accordance with the
                                            Following Business Day Convention

FIXED AMOUNTS:

   Fixed Rate Payer:                        Party B

   Fixed Rate Payer
   Payment Dates:                           30th January 2006

   Fixed Amount:                            USD 5,220,000.00

FLOATING AMOUNTS:

   Floating Rate Payer:                     Party A

   Cap Rate:                                4.50000 percent

   Early Payment:                           Applicable, 2 Business Days prior to each Floating Rate Payer Period
                                            End Date

   Floating Rate Payer
   Period End Dates:                        The 25th of each Month, commencing on 25th February 2006 and ending on the Termination Date subject to adjustment in accordance with the
                                            Following Business Day Convention.

Floating Rate for initial
Calculation Period:                         4.56000 percent

   Floating Rate Option:                    USD-LIBOR-BBA

   Designated Maturity:                     1 Month

   Spread:                                  None

   Floating Rate Day
   Count Fraction:                          Actual/360

   Reset Dates:                             First day of each Calculation Period.

   Business Days:                           New York

3.       FORM MASTER AGREEMENT.

         (a)      "Specified Entity" means, in relation to Party A, for the purpose of Section 5(a)(v), Section
5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

         (b)      "Specified Entity" means, in relation to Party B, for the purpose of Section 5(a)(v), Section
5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

         (c)      "Specified Transaction" will have the meaning specified in Section 14 of the Form Master
Agreement.

         (d)      The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Form Master Agreement will not apply to Party A or to Party B.

         (e)      The "Automatic Early Termination" provision of Section 6(a) of the Form Master Agreement will not apply to Party A or to Party B.

         (f)      The Form Master Agreement will be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflict of laws provisions (except for Sections 5-1401 and 5-1402 of the New York General Obligations Law).

         (g)      The phrase "Termination Currency" means United States Dollars.

         (h)      For the purpose of Section 6(e) of the Form Master Agreement, Market Quotation and Second
Method will apply.

         (i)      The Events of Default specified under Sections 5(a)(ii),  5(a)(iii),  5(a)(iv), 5(a)(v), 5(a)(vi)
and Sections  5(b)(ii) and  5(b)(iii)  of the Form Master  Agreement  will not apply to Party A or to Party B. With respect to Party B only, the provisions of Section 5(a)(vii) clause 2 will not be applicable.

(j)      Without  affecting the provisions of the Form Master  Agreement  requiring the  calculation of certain net payment amounts,  as a result of an Event of Default or Additional  Termination  Event or otherwise,  each party irrevocably  waives any and all rights it may have to set off, net,  recoup or otherwise  withhold or suspend or condition  payment or  performance  of any  obligation  between it and the other  party  hereunder  against  any obligation between it and the other party under any other agreements.

4.       RECORDING OF CONVERSATIONS.

         Each party to this Transaction acknowledges and agrees to the tape (and/or other electronic) recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents, and that any such recordings may be submitted in evidence in any Proceedings relating to the Form Master
Agreement and/or this Transaction.

5.       CREDIT SUPPORT DOCUMENT.

         In relation to Party A: Not Applicable.
         In relation to Party B: Not Applicable.

6.       CREDIT SUPPORT PROVIDER.

         In relation to Party A: Not Applicable.
         In relation to Party B: Not Applicable.

7.       ACCOUNT DETAILS.

                Account for payments to Party A:
                             USD
                NAME:        BANK OF AMERICA NA
                CITY:        NEW YORK
                ABA #:       026009593
                ATTN:        BOFAUS3N
                NAME:        BANK OF AMERICA NA
                CITY:        CHARLOTTE
                ACCT:        6550219386
                ATTN:        RATE DERIVATIVE SETTLEMENTS
                ATTN:        BOFAUS6SGDS

                Account for payments to Party B:

                U.S. Bank National Association
                ABA Number: 091000022
                Account Number: 1731 0332 2058
                Reference: RAMP Series 2006-NC1
                OBI: Attention: Josh Wilkening
                Ref. Acct. No.: 792563000

8.       OFFICES.

         The Office of Party A for this Transaction is:       Charlotte, North Carolina
                                                              Please send reset notices to fax no. (+1) 866 218
                                                              8487

         The Office of Party B for this Transaction is:       St. Paul, MN

9.       ADDITIONAL PROVISIONS.

         (a)      Fully-Paid Transactions. Notwithstanding the terms of Sections 5 and 6 of the Form Master
Agreement, if at any time and so long as one of the parties to the Form Master Agreement ("X") shall have satisfied in full all its payment and delivery obligations under Section 2(a)(i) of the Form Master Agreement and shall at the time have no future payment or delivery obligations, whether absolute or contingent, under such
Section, then unless the other party ("Y") is required pursuant to appropriate proceedings to return to X or otherwise returns to X (upon demand of X, or otherwise) any portion of any such payment or delivery: (i) the occurrence of an event described in Section 5(a), excluding Section 5(a)(vii), of the Form Master Agreement with respect to X shall not constitute an Event of Default or a Potential Event of Default with respect to X as the
Defaulting Party; and (ii) Y shall be entitled to designate an Early Termination Date (a) pursuant to Section 10 below and/or (b) pursuant to Section 6 of the Form Master Agreement only as a result of the occurrence of a
Termination Event set forth in Section 5(b)(i) of the Form Master Agreement with respect to Y as the Affected
Party.

         (b)      Downgrade of Party A.  If a Ratings Event (as defined below) shall occur and be continuing with respect to Party A, then Party A shall (A) within 5 Business Days of such Ratings Event, give notice to Party B of the occurrence of such Ratings Event, and (B) use reasonable efforts to transfer (at its own cost) Party A's rights and obligations hereunder to another party, subject to satisfaction of the Rating Agency Condition (as defined below).  Unless such a transfer by Party A has occurred within 20 Business Days after the occurrence of a
Ratings Event, Party A shall immediately, at its own cost, post Eligible Collateral (as designated in the approved Credit Support Annex), to secure Party B's exposure or potential exposure to Party A, and such Eligible
Collateral shall be provided in accordance with a Credit Support Annex to be attached hereto and made a part hereof.  The Eligible Collateral to be posted and the Credit Support Annex to be executed and delivered shall be subject to the Rating Agency Condition.  Valuation and posting of Eligible Collateral shall be made weekly.
Notwithstanding the addition of the Credit Support Annex and the posting of Eligible Collateral, Party A shall continue to use reasonable efforts to transfer its rights and obligations hereunder to an acceptable third party;
provided, however, that Party A's obligations to find a transferee and to post Eligible Collateral under such
Credit Support Annex shall remain in effect only for so long as a Ratings Event is continuing with respect to
Party A.  For the purpose hereof, a "Ratings Event" shall occur with respect to Party A if the long-term and short-term senior unsecured deposit ratings of Party A cease to be at least A and A-1 by Standard & Poor's
Ratings Service ("S&P") and at least A1 and P-1 by Moody's Investors Service, Inc. ("Moody's"), to the extent such obligations are rated by S&P or Moody's.  "Rating Agency Condition" means, with respect to any action taken or to be taken, a condition that is satisfied when S&P and Moody's have confirmed in writing that such action would not result in the downgrade, qualification (if applicable) or withdrawal of the rating then assigned by such Rating Agency to the applicable class of Certificates.  Notwithstanding the forgoing, in the event the long-term senior unsecured deposit ratings of Party A ceases to be at least BBB- or is withdrawn by S&P, to the extent such obligations are rated by S&P, Party A shall, within 10 Business Days of such occurrence, transfer (at its own cost) its rights and obligations hereunder to another party, subject to satisfaction of the Rating Agency
Condition.

10.      ADDITIONAL TERMINATION EVENT.

          The failure by Party A to comply with Section 9(b) hereof or to transfer its rights and obligations hereunder shall constitute an Additional Termination Event for which Party A shall be the sole Affected Party.

11.      WAIVER OF RIGHT TO TRIAL BY JURY.

         EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL
PROCEEDING ARISING OUT OF OR RELATING TO THIS TRANSACTION.

12.      ELIGIBLE CONTRACT PARTICIPANT.

         Each party represents to the other party that it is an "eligible contract participant" as defined in
Section 1a(12) of the U.S. Commodity Exchange Act, as amended.

13.      NOTICE BY FACSIMILE TRANSMISSION.

         Section 12(a) of the Form Master Agreement is hereby amended by deleting the parenthetical "(except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system)."

14.      REPRESENTATIONS.

         Party B represents that: (a) it is directed pursuant to the Pooling and Servicing Agreement to enter into this Transaction (including the Form Master Agreement) and to perform its obligations hereunder (and thereunder); (b) the Transaction and the performance of its obligations hereunder (and under the Form Master
Agreement) do not violate any material obligation of such Party; (c) as of the date hereof, all conditions precedent to the issuance of the Certificates have been satisfied or waived; (d) each of the Pooling and
Servicing Agreement and the other transaction documents related thereto (the "Transaction Documents") to which it is a party has been duly authorized, executed and delivered by it; (e) assuming the due authorization, execution and delivery thereof by the other parties thereto, each of the Pooling and Servicing Agreement and the other
Transaction Documents to which Party B is a party constitutes the legal, valid and binding obligations of Party
B, enforceable against Party B in accordance with the terms thereof, subject to applicable bankruptcy, insolvency and similar laws or legal principles affecting creditors' rights generally; (f) the Pooling and Servicing
Agreement and the other Transaction Documents to which Party B is a party are in full force and effect on the date hereof and there have been no amendments or waivers or modifications of any of the terms thereof since the original execution and delivery of the Pooling and Servicing Agreement and the other Transaction Documents to which Party B is a party, except such as may have been delivered to Party A and to Party B; (g) to the best of its knowledge, no event of default (or event which would, with the passage of time or the giving of notice, or both, constitute an event of default) has occurred under any of the Transaction Documents to which Party B is a party; and (h) the person executing this Confirmation is duly authorized to execute and deliver it on behalf of
Party B.

15.      MULTIBRANCH PARTY.

         For purpose of Section 10(c) of the Form Master Agreement: (a)         Party A is a Multibranch Party,
and may act through its Charlotte, North Carolina, Chicago, Illinois, San Francisco, California, New York, New
York, Boston, Massachusetts or London, England Office or such other Office as may be agreed to by the parties in connection with a Transaction; and (b) Party B is not a Multibranch Party.

16.      USA PATRIOT ACT NOTICE.

         Party A hereby notifies Party B that pursuant to the requirements of the USA Patriot Act (Title III of
Pub. L. 107-56 (signed into law October 26, 2001)) (the "Patriot Act"), it is required to obtain, verify and record information that identifies Party B, which information includes the name and address of Party B and other information that will allow Party A to identify Party B in accordance with the Patriot Act.

17.      OTHER PROVISIONS.

         (a)      Calculation Agent.  If applicable, the Calculation Agent is Party A.

         (b)      Addresses for notices.

                  With respect to Party A:

                  As set forth on page 1 hereof and the fax no. set forth in Section 8 hereof.

                  With respect to Party B:

                  Address: RAMP Series 2006-NC1 Trust
                                    c/o U.S. Bank National Association
                                    60 Livingston Avenue
                                    EP-MN-WS3D
                                    St. Paul, MN 55107
                                    Facsimile No.: 651-495-8090
                                    Telephone No: 651-495-3880

                  with a copy to:

                  Address: Residential Funding Corporation
                                    8400 Normandale Lake Blvd.
                                    Minneapolis, MN 55437
                                    Attention: Josie Knorr
                                    Facsimile No.: 952-352-0503
                                    Telephone No: 952-857-6560 (For all purposes)

         (c)      For the purpose of Section 13(c) of the Form Master Agreement: (i) Party A appoints as its
Process Agent, not applicable; and (ii) Party B appoints as its Process Agent, not applicable.

         (d)      Section 12(a)(ii) of the Form Master Agreement is deleted in its entirety.

         (e)      Party A may assign or  transfer  its rights and  obligations  hereunder  to any entity so long as the Rating Agency  Condition is satisfied.  This Transaction  shall not be amended or modified  pursuant to Section
9(b) of the Form Master Agreement unless the Rating Agency Condition is satisfied.

         (f)      Payer  Representations.  For the purpose of Section  3(e) of the Form Master  Agreement,  Party A
and Party B make the following representation:

         It is not  required  by any  applicable  law, as modified  by the  practice of any  relevant  governmental revenue authority,  of any Relevant  Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest  under Section 2(e),  6(d)(ii),  or 6(e) of the Form Master  Agreement) to be
made by it to the other party under the Form Master Agreement.  In making this  representation,  it may rely on (i)
the  accuracy  of any  representations  made by the  other  party  pursuant  to  Section  3(f) of the  Form  Master
Agreement,  (ii) the  satisfaction  of the agreement  contained in Section  4(a)(i) or 4(a)(iii) of the Form Master
Agreement,  and the accuracy and  effectiveness  of any  document  provided by the other party  pursuant to Section
4(a)(i) or 4(a)(iii) of the Form Master  Agreement,  and (iii) the satisfaction of the agreement of the other party contained  in  Section  4(d)  of the  Form  Master  Agreement,  provided  that it  shall  not be a  breach  of this representation  where  reliance  is placed on clause  (ii) and the other  party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

         (g)      Payee Representations.  For the purpose of Section 3(f) of the Form Master Agreement, Party A
and Party B make the following representations:

         The following representation applies to Party A: Party A is a national banking association organized under the laws of the United States of America and the federal taxpayer identification number is 94-1687665.

         U.S. Bank National Association is the Trustee under the Pooling and Servicing Agreement.

         (h)       For the purpose of Section 4(a)(i) and (ii) of the Form Master Agreement, each Party agrees to deliver the following documents as applicable:

(a)      Tax forms, documents or certificates to be delivered are:-

------------------------------------------ ------------------------------------- -------------------------------------
        PARTY REQUIRED TO DELIVER
                DOCUMENT                        FORM/DOCUMENT/CERTIFICATE             DATE BY WHICH TO DELIVERED
========================================== ===================================== =====================================
========================================== ===================================== =====================================
Party B.                                   An executed U.S. Internal Revenue     (i) Before the first Payment Date
                                           Service Form W-9 (or any successor    hereunder, (ii) promptly upon
                                           thereto).                             reasonable demand by Party A and
                                                                                 (iii) promptly upon learning that
                                                                                 any such form previously provided
                                                                                 to Party A has become obsolete or
                                                                                 incorrect.
------------------------------------------ ------------------------------------- -------------------------------------

(b)      Other documents to be delivered are:

--------------------------- ---------------------------------------- -------------------------- ------------------------
PARTY REQUIRED TO DELIVER               FORM/DOCUMENT/                  DATE BY WHICH TO BE       COVERED BY SECTION
         DOCUMENT                         CERTIFICATE                        DELIVERED            3(D) REPRESENTATION
=========================== ======================================== ========================== ========================
--------------------------- ---------------------------------------- -------------------------- ------------------------
Party A and Party B.        Incumbency certificate or other          Concurrently with the               Yes.
                            documents evidencing the authority of    execution of this
                            the party entering into this agreement   agreement or of any
                            or any other document executed in        other documents executed
                            connection with this agreement.          in connection with this
                                                                     agreement.

--------------------------- ---------------------------------------- -------------------------- ------------------------
--------------------------- ---------------------------------------- -------------------------- ------------------------
Party B.                    Copy of each report delivered under      Upon availability.                  Yes.
                            the Pooling and Servicing Agreement
                            and/or any other Transaction Document.
--------------------------- ---------------------------------------- -------------------------- ------------------------
--------------------------- ---------------------------------------- -------------------------- ------------------------
Party A and Party B.        Legal opinion from counsel for each      Concurrently with the                No.
                            party concerning due authorization,      execution of this
                            enforceability and related matters,      agreement, or with
                            addressed to the other party and         respect to Party A,
                            acceptable to the other party.           within 2 New York
                                                                     Business Days of the
                                                                     execution of this
                                                                     agreement.
--------------------------- ---------------------------------------- -------------------------- ------------------------
--------------------------- --------------------------------------- --------------------------- ------------------------
Party A and Party B.        Certified copies of all corporate,      Upon execution and                   Yes.
                            partnership, trust or membership        delivery of this
                            authorizations, as the case may be,     agreement.
                            and any other documents with respect
                            to the execution, delivery and
                            performance of this agreement and any
                            Credit Support Document
--------------------------- --------------------------------------- --------------------------- ------------------------
--------------------------- --------------------------------------- --------------------------- ------------------------
Party A and Party B.        Indemnification agreement executed by   Concurrently with                     No.
                            each Party with respect to              printing of any
                            information included in any             preliminary prospectus
                            preliminary prospectus supplement and   supplement and the
                            the prospectus supplement related to    prospectus supplement
                            the Class A and Class M Certificates.   related to the Class A
                                                                    and Class M Certificates.
--------------------------- --------------------------------------- --------------------------- ------------------------
--------------------------- --------------------------------------- --------------------------- ------------------------
Party A                     Any document required to be delivered   As provided for in                   Yes.
                            pursuant to section 18 of this          section 18
                            Confirmation within the Response
                            Period set forth in section 18
--------------------------- --------------------------------------- --------------------------- ------------------------

         (i)      "Affiliate" will have the meaning specified in Section 14 of the Form Master Agreement;
provided, however, that Party B shall be deemed not to have any Affiliates for purposes of this Transaction.

         (j)      Party A hereby  agrees  that it will not,  prior to the date that is one year and one day (or, if longer,  the  applicable  preference  period)  after all  Certificates  (as such term is defined in the Pooling and
Servicing  Agreement)  issued by Party B pursuant to the Pooling and  Servicing  Agreement  have been paid in full, acquiesce,  petition  or  otherwise  invoke or cause  Party B to invoke the  process  of any court or  governmental authority  for the  purpose  of  commencing  or  sustaining  a case  against  Party B under  any  federal  or state bankruptcy,  insolvency or similar law or for the purpose of appointing a receiver, liquidator,  assignee, trustee, custodian,  sequestrator or other similar  official for Party B or any substantial part of the property of Party B, or for the purpose of ordering  the winding up or  liquidation  of the  affairs of Party B.  Nothing  herein  shall prevent Party A from participating in any such proceeding once commenced.

         (k)      Notwithstanding  anything  herein to the contrary,  it is expressly  understood and agreed by the parties  hereto that (i) this  Confirmation  is executed  and  delivered by U.S.  Bank  National  Association,  not individually  or  personally  but  solely as  trustee  ("Trustee")  of Party B, in the  exercise  of the powers and authority  conferred  and vested in it and that  Trustee  shall  perform its duties and  obligations  hereunder  in accordance  with the standard of care set forth in Article VIII of the Pooling and Servicing  Agreement,  (ii) each of the  representations,  undertakings  and agreements  herein made on the part of Party B is made and intended not as personal  representations,  undertakings  and  agreements by Trustee but is made and intended for the purpose of binding only Party B, (iii)  nothing  herein  contained  shall be  construed as creating any  liability on Trustee, individually  or  personally,  to perform any covenant  either  expressed  or implied  contained  herein,  all such liability,  if any, being  expressly  waived by the parties hereto and by any Person  claiming by, through or under the parties  hereto;  provided that nothing in this paragraph  shall relieve Trustee from performing its duties and obligations  under the Pooling and Servicing  Agreement in accordance  with the standard of care set forth therein, and (iv)  under no  circumstances  shall  Trustee be  personally  liable for the  payment  of any  indebtedness  or expenses  of Party B or be  liable  for the  breach or  failure  of any  obligation,  representation,  warranty  or covenant made or undertaken by Party B hereunder or any other related documents.

         (l)      The Form Master Agreement is hereby amended as follows:

The word "third" shall be replaced by the word "second" in the third line of Section 5(a)(i) of the Form Master
Agreement.

         (m)      Severability.  If  any  term,  provision,  covenant,  or  condition  of  this  Agreement,  or the application  thereof to any party or  circumstance,  shall be held to be invalid or  unenforceable  (in whole or in part) for any reason,  the remaining terms,  provisions,  covenants,  and conditions  hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable  portion  eliminated,  so long as this Agreement as so modified  continues to express,  without material change,  the original  intentions of the parties as to the subject  matter of this  Agreement  and the deletion of such portion of this  Agreement  will not substantially impair the respective benefits or expectations of the parties.

         The parties shall endeavor to engage in good faith  negotiations  to replace any invalid or  unenforceable term,  provision,  covenant or condition with a valid or enforceable term,  provision,  covenant or condition,  the economic  effect of which  comes as close as  possible to that of the  invalid or  unenforceable  term,  provision, covenant or condition.

         (n)      Notwithstanding  anything  to the  contrary  contained  herein,  none  of  Party  B or any of its officers,  directors,  or shareholders (the  "Non-recourse  Parties") shall be personally liable for the payment by or on behalf of RAMP Series  2006-NC1  Trust  hereunder,  and Party A shall be limited to a proceeding  against the
Collateral  or against any other third party other than the  Non-recourse  Parties,  and Party A shall not have the right to proceed  directly  against RAMP Series  2006-NC1 Trust for the  satisfaction of any monetary claim against the Non-recourse  Parties or for any deficiency  judgment  remaining after  foreclosure of any property included in such Collateral and following the realization of the Collateral, any claims of Party A shall be extinguished.

18.      COMPLIANCE WITH REGULATION AB.

(a)      Party A has been advised that  Residential  Funding  Corporation  ("RFC") and  Residential  Asset Mortgage
Products,  Inc.  ("RAMP") are required  under  Regulation AB under the  Securities  Act of 1933 and the  Securities
Exchange Act of 1934, as amended  ("Regulation  AB"), to disclose certain financial  information  regarding Party A depending on the applicable  "significance  percentage" of this  Confirmation,  as calculated  from time to time in accordance with Item 1115 of Regulation AB.

(b)      If required,  Party A shall provide to RFC or RAMP the applicable  financial  information  described under
Item 1115 of Regulation AB (the "Reg AB  Information")  within ten (10) Local Business Days of receipt of a written request for such Reg AB Information by RFC or RAMP (the "Response  Period"),  so long as RFC or RAMP has reasonably determined,  in good faith, that such information is required under Regulation AB; provided,  however that if Party
A in good faith determines that it is unable to provide the Reg AB Information  within the Response  Period,  then, subject to the Rating  Agency  Condition,  (i) Party A shall cause a Reg AB Approved  Entity (as defined  below) to replace Party A as party to this  Confirmation on terms  substantially  similar to this  Confirmation  prior to the expiration  of the  Response  Period,  and (ii) such Reg AB Approved  Entity shall  provide the Reg AB  Information prior to the  expiration  of the  Response  Period.  "Reg AB  Approved  Entity"  means any entity  that (i) has the ability to provide the Reg AB  Information  and (ii) meets or exceeds the  Approved  Rating  Thresholds.  If RFC or
RAMP  request (in writing)  the Reg AB  Information  from Party A, then Party B shall cause RFC or RAMP to promptly
(and in any event  within  three (3) Local  Business  Days of the date of the request  for the Reg AB  Information)
provide Party A with a written explanation of how the significance percentage was calculated.

(c)      Party A (or, if applicable,  the Reg AB Approved  Entity) shall indemnify and hold harmless the RFC, RAMP, their  respective  directors or officers and any person  controlling  the RFC or RAMP, from and against any and all losses,  claims,  damages and  liabilities  caused by (i) any untrue  statement  or alleged  untrue  statement of a material fact contained in any information  that Party A or such Reg AB Approved  Entity,  as applicable,  provides to RFC or RAMP pursuant to this Paragraph  18(c) (the "Party A  Information")  or caused by any omission or alleged omission to state in the Party A Information  a material  fact  required to be stated  therein or necessary to make the statements  therein,  in light of the  circumstances  under which they were made, not  misleading;  or (ii) any failure by Party A to deliver any information or other material when and as required under this Section 18.

19.      BANKRUPTCY.

Each party hereto acknowledges that:

         (a)      This  Confirmation,  including any Credit Support  Document,  is a "master netting  agreement" as defined in the U.S.  Bankruptcy Code (the "Code"),  and a "netting  contract" as defined in the netting  provisions of the Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA"),  and this Confirmation,  including any Credit Support  Document,  and the Transaction  hereby is of a type set forth in Section  561(a)(1)-(5)  of the
Code;

         (b)      Party A is a "master  netting  agreement  participant,"  a "financial  institution," a "financial participant,"  a "forward  contract  merchant" and a "swap  participant"  as defined in the Code,  and a "financial institution" as defined in the netting provisions of FDICIA;

         (c)      The remedies provided herein,  and in any Credit Support  Document,  are the remedies referred to in  Section  561(a),  Sections  362(b)(6),  (7),  (17) and (27),  and  Section 362(o)  of the Code,  and in Section
11(e)(8)(A) and (C) of the Federal Deposit Insurance Act;

         (d)      All  transfers  of  cash,  securities  or  other  property  under  or  in  connection  with  this
Confirmation,  any Credit Support Document or the Transaction hereby are "margin payments,"  "settlement  payments"
and "transfers" under Sections 546(e), (f), (g) or (j), and under Section 548(d)(2) of the Code; and

         (e)      Each obligation under this  Confirmation,  any Credit Support Document or the Transaction  hereby is an  obligation to make a "margin  payment,"  "settlement  payment" and "payment"  within the meaning of Sections
362, 560 and 561 of the Code.

                                   [remainder of page intentionally left blank]

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning within three (3) Business Days via telecopier an executed copy of this Confirmation to the attention of Global
Derivative Operations (fax no. (+1) 866 255 1444).  Failure to respond within such period shall not affect the validity or enforceability of this Transaction.

Yours sincerely,

Bank of America, N.A.

By:_________________________________________
         Name:
         Title:

Confirmed as of the date above:

RAMP Series 2006-NC1 Trust

By: U.S. Bank National Association not in its individual capacity but solely in its capacity as Trustee for the benefit of RAMP 2006-NC1 Trust

By:__________________________________________
         Name:
         Title:

                                           EXHIBIT I TO THE CONFIRMATION
                                               OUR REF. NO. 4444298

----------------------------------------------------------- ---------------------------
               For the Calculation Periods                       Notional Amount
----------------------------------------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
     From and including*:           To but excluding*:                in USD:
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------

------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
            The Effective Date           February 25, 2006              533,500,000.00
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
             February 25, 2006              March 25, 2006              533,500,000.00
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
                March 25, 2006              April 25, 2006              533,500,000.00
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
                April 25, 2006                May 25, 2006              533,500,000.00
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
                  May 25, 2006               June 25, 2006              526,507,562.80
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
                 June 25, 2006               July 25, 2006              516,830,428.64
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
                 July 25, 2006             August 25, 2006              505,664,026.55
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
               August 25, 2006          September 25, 2006              493,046,594.78
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
            September 25, 2006            October 25, 2006              479,034,814.81
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
              October 25, 2006           November 25, 2006              463,727,666.56
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
             November 25, 2006           December 25, 2006              447,496,204.99
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
             December 25, 2006            January 25, 2007              431,068,478.69
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
              January 25, 2007           February 25, 2007              415,250,113.11
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
             February 25, 2007              March 25, 2007              400,018,306.89
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
                March 25, 2007              April 25, 2007              385,351,117.85
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
                April 25, 2007                May 25, 2007              371,227,430.42
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
                  May 25, 2007               June 25, 2007              357,626,924.37
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
                 June 25, 2007               July 25, 2007              344,530,044.67
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
                 July 25, 2007             August 25, 2007              331,901,334.98
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
               August 25, 2007          September 25, 2007              319,741,267.19
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
            September 25, 2007            October 25, 2007              307,984,958.10
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
              October 25, 2007           November 25, 2007              292,441,484.04
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
             November 25, 2007           December 25, 2007              272,814,359.71
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
             December 25, 2007            January 25, 2008              254,660,611.56
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
              January 25, 2008           February 25, 2008              237,850,832.87
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
             February 25, 2008              March 25, 2008              222,296,590.87
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
                March 25, 2008              April 25, 2008              210,088,566.45
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
                April 25, 2008                May 25, 2008              201,272,542.14
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
                  May 25, 2008               June 25, 2008              192,840,380.25
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
                 June 25, 2008               July 25, 2008              184,783,270.83
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
                 July 25, 2008             August 25, 2008              177,079,806.18
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
               August 25, 2008          September 25, 2008              169,709,893.66
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
            September 25, 2008            October 25, 2008              162,658,699.31
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
              October 25, 2008           November 25, 2008              155,912,022.53
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
             November 25, 2008           December 25, 2008              149,455,898.15
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
             December 25, 2008            January 25, 2009              143,278,509.68
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
              January 25, 2009           February 25, 2009              137,367,521.52
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
             February 25, 2009              March 25, 2009              131,710,387.07
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
                March 25, 2009              April 25, 2009              126,295,867.99
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
                April 25, 2009                May 25, 2009              121,113,234.10
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
                  May 25, 2009               June 25, 2009              116,152,284.66
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
                 June 25, 2009               July 25, 2009              111,403,323.99
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
                 July 25, 2009             August 25, 2009              106,857,135.54
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
               August 25, 2009          September 25, 2009              102,504,503.91
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
            September 25, 2009            October 25, 2009               98,336,913.73
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
              October 25, 2009           November 25, 2009               94,346,233.05
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
             November 25, 2009           December 25, 2009               90,524,707.02
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
             December 25, 2009            January 25, 2010               86,864,906.50
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
              January 25, 2010           February 25, 2010               83,359,771.09
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
             February 25, 2010              March 25, 2010               80,002,509.83
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
                March 25, 2010              April 25, 2010               76,786,660.71
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
                April 25, 2010                May 25, 2010               73,706,051.32
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
                  May 25, 2010               June 25, 2010               70,754,785.70
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
                 June 25, 2010               July 25, 2010               67,927,231.69
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
                 July 25, 2010             August 25, 2010               65,218,008.97
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
               August 25, 2010          September 25, 2010               62,621,977.58
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
            September 25, 2010            October 25, 2010               60,134,226.95
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
              October 25, 2010           November 25, 2010               57,750,065.53
------------------------------- --------------------------- ---------------------------
------------------------------- --------------------------- ---------------------------
             November 25, 2010        The Termination Date               55,464,881.88
------------------------------- --------------------------- ---------------------------

*All dates listed above (with the exception of the Effective Date), are subject to adjustment in accordance with the Following Business Day Convention.